MISONIX, INC.

1938 New Highway

Farmingdale, NY 11735

July 1, 2014

Mr. Michael A. McManus, Jr.

100 White Plains Road

Bronxville, NY 10708

Dear Mr. McManus:

Reference is hereby made to the (i) Letter Agreement, dated as of July 1, 2012, by and between MISONIX, INC. (the “Company”) and Michael A. McManus, Jr. with respect to options to purchase shares of the Company’s common stock, par value $.01 per share (“Common Stock”), granted to you by the Company pursuant to the Company’s (x) 2005 Employee Equity Incentive Plan and (y) 2009 Employee Equity Incentive Plan (the “2005/2009 Letter”); and (ii) Letter Agreement, dated as of July 1, 2012, by and between the Company and Michael A. McManus, Jr. with respect to options to purchase shares of Common Stock granted to you by the Company pursuant to the Company’s (x) 1998 Employee Stock Option Plan and (y) 2001 Employee Stock Option Plan (the “1998/2001 Letter” and with the 2005/2009 Letter, the “Letter Agreements”).

The Company and you are today entering into a new employment agreement (the “New Employment Agreement”). Each of the Letter Agreements makes reference to the Employment Agreement, dated September 11, 2012 and effective as of July 1, 2012 (the “Prior Employment Agreement”). The Compensation Committee of the Board of Directors of the Company has determined that the terms and conditions of the Letter Agreements should continue to apply to the Company and you during the term of the New Employment Agreement. Accordingly, all references in the Letter Agreements to the Prior Employment Agreement shall be deemed to be references to the New Employment Agreement.

Except with respect to the foregoing change, the Letter Agreements shall remain in full force and effect.

Kindly evidence your agreement with the foregoing by signing where indicated below and returning the signed copy of this letter to the undersigned.

Sincerely yours,

MISONIX, INC.

By:	/s/ Richard A. Zaremba
	Name:	Richard A. Zaremba
	Title:	Senior Vice President and
Chief Financial Officer

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST SET FORTH ABOVE:

/s/ Michael A. McManus
Michael A. McManus, Jr.